Lease Commitments (Tables)	12 Months Ended
Dec. 31, 2013
Future Minimum Lease payments for Non-cancelable Operating Leases

Minimum annual lease commitments as of December 31, 2013 for all non-cancelable operating leases with a term of 1 year or more are as follows:

(In Millions)	FUTURE MINIMUM LEASE PAYMENTS
2014	$82.2
2015	75.8
2016	70.4
2017	68.8
2018	66.3
Later Years	346.8

Total Minimum Lease Payments	710.3
Less: Sublease Rentals	(26.5)

Net Minimum Lease Payments	$683.8

Future Minimum Lease Payments for Capital Leases

The following table reflects the future minimum lease payments required under capital leases, net of any payments received on the long-term financing, and the present value of net capital lease obligations at December 31, 2013.

(In Millions)	FUTURE MINIMUM LEASE PAYMENTS, NET
2014	$8.4
2015	8.3
2016	8.0
2017	8.2
2018	8.4
Later Years	7.0

Total Minimum Lease Payments, net	48.3
Less: Amount Representing Interest	11.4

Net Present Value under Capital Lease Obligations	$36.9